EXHIBIT 23(a)


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 27, 1997 incorporated by reference in Texaco Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.


                                                  /s/ Arthur Andersen LLP
                                                  ARTHUR ANDERSEN LLP

New York, New York
September 29, 1997